UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2014

EL POLLO LOCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36556	20-3563182
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3535 Harbor Blvd., Suite 100, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 599-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On August 20, 2014, El Pollo Loco, Inc., a wholly-owned subsidiary of the registrant, entered into agreements relating to the franchising and development of twelve restaurants in the vicinity of Houston, Texas, with AA Pollo, Inc., and the owners thereof. These agreements are in addition to the agreements previously disclosed in the registrant’s prospectus of July 24, 2014, with AA Pollo, Inc., and the owners thereof. Those agreements are (i) an exclusive franchise development agreement for eight restaurants in the vicinity of San Antonio, Texas, and (ii) an agreement to sell to AA Pollo, Inc., six restaurants in the vicinity of San Antonio, Texas.

Franchise Development Agreement

On August 20, 2014, El Pollo Loco, Inc., as franchisor, entered into a franchise development agreement with Anil Yadav and Atour Eyvazian, collectively, as developer.

Franchisor granted developer exclusive development rights to establish and operate twelve franchised restaurants in northeastern Houston, Texas. These rights apply only to development of new restaurants, not to territorial exclusivity, therefore running the term of the franchise development agreement, not the term of any franchise agreement entered into for a particular restaurant.

Developer must open conforming restaurants in accordance with a schedule set out in the agreement, including four restaurants in each of 2016 and 2017, and two restaurants in each of 2018 and 2019.

Franchisor retains the unencumbered right to open, operate or franchise restaurants at or in non-traditional sites, including colleges, airports, hospitals, in-line shopping centers, stadia, amusement parks, larger retailers, and hotels.

The franchise development agreement terminates on December 25, 2019.

Consent to and Assignment of Development Rights

On August 20, 2014, El Pollo Loco, Inc., as franchisor, entered into an agreement, consenting to and assigning development rights, with (i) Anil Yadav and Atour Eyvazian, collectively, as assignor, and (ii) AA Pollo, Inc., as assignee.

This agreement assigned assignor’s title, rights, privileges, interests, and obligations under the aforementioned franchise development agreement to assignee.

Assignor remains secondarily liable for assignee under the franchise development agreement.

Item 8.01	Other Events.

On August 22, 2014, the registrant issued a press release describing its franchise development agreements with AA Pollo, Inc., and the owners thereof. The press release also elaborated on the registrant’s franchising, development, and expansion research and plans.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Franchise Development Agreement (Exclusive), dated August 20, 2014, by and between El Pollo Loco, Inc., as franchisor, and Anil Yadav and Atour Eyvazian, collectively, as developer

10.2	Consent to and Assignment of Development Rights (Initial Change of Entity), dated August 20, 2014, by and between El Pollo Loco, Inc., as franchisor, and (i) Anil Yadav and Atour Eyvazian, collectively, as assignor, and (ii) AA Pollo, Inc., as assignee

99.1	Press release, dated August 22, 2014, announcing franchise development agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

El Pollo Loco Holdings, Inc.
(Registrant)

Date: August 22, 2014

/s/ Laurance Roberts
Laurance Roberts
Chief Financial Officer

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